Exhibit 99.6

Execution Copy

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”), is entered into and made effective as of July 10, 2008, by COMBIMATRIX CORPORATION, a Delaware corporation with its principal place of business located at 6500 Harbour Heights Parkway Suite 303 Mukilteo, WA 98275 (the “Company”), COMBIMATRIX MOLECULAR DIAGNOSTICS, INC., a California corporation with a principal place of business at 310 Goddard, Ste 150, Irvine, California 92618 (the “Guarantor”, and together with the Company, the “Grantor”), in favor YA GLOBAL INVESTMENTS, L.P. (the “Secured Party”).

WHEREAS, in connection with the Securities Purchase Agreement by and among the Company and the Secured Party of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue to the Secured Party (i) an aggregate original principal amount of $10,000,000 of senior secured convertible debentures (the “Convertible Debentures”), which shall be convertible into shares of the Company’s Common Stock (the “Conversion Shares”); and (ii) warrants (the “Warrants”) to be exercisable to acquire additional shares of Common Stock initially in that number of shares of Common Stock set forth in the Securities Purchase Agreement;

WHEREAS, it is a condition precedent to the Secured Party purchasing the Convertible Debentures and Warrants pursuant to the Securities Purchase Agreement that the Grantor shall have executed and delivered to the Secured Party this Agreement providing for the grant to the Secured Party of a security interest in certain personal property of the Grantor to secure all of the Company’s obligations under the “Transaction Documents” (as defined in the Securities Purchase Agreement) (the “Transaction Documents”) and the Guarantor’s obligations under that certain Guaranty of even date (the “Guaranty”);

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

DEFINITIONS AND INTERPRETATIONS

Section 1.1.                                   Recitals.  The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

Section 1.2.                                   Interpretations. Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

Section 1.3.                                   Definitions.                                  Reference is hereby made to the Securities Purchase Agreement and the Convertible Debentures for a statement of the terms thereof.  All capitalized terms used in this Agreement and the recitals hereto and not defined herein shall have the meanings set forth in the Securities Purchase Agreement, the Convertible Debentures, or in Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New Jersey (the “Code”).

Section 1.4.                                   Other Definitions.  As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Event of Default” shall mean the occurrence of a default or breach under: (i) this Agreement; (ii) the Convertible Debentures; and/or (iii) any of the other Transaction Documents.

ARTICLE 2.

PLEDGED PROPERTY

Section 2.1.                                   Grant of Security Interest.

(a)                                  As collateral security for all of the Obligations (as defined in Section 2.2 hereof), the Grantor hereby pledges and assigns to the Secured Party, and grants to the Secured Party for its benefit, a continuing security interest in all of the present and future right, title and interest of the Grantor in and to the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, and as further described in Exhibit “A”, the “Pledged Property”):

(i)                                     that certain civil action entitled Acacia Research Corp., et al. v. National Union Fire Ins. Co. of Pittsburgh, PA (the “Defendant”), Case No. CV 05-501-PSG-MLG, (the “Litigation”) pending before the United States District Court for the Central District of California, Western Division and on appeal to the United States Court of Appeals for the Ninth Circuit, including without limitation, wherever located and whether now or hereinafter existing, any and all claims, contracts, contract rights, judgments, choses in action, Commercial Tort Claims, General Intangibles, Accounts, books and records, Deposit Accounts, Instruments, Cash Proceeds, money, proceeds of insurance, and/or any other asset including without limitation all Proceeds, products and Supporting Obligations thereof owned by the Grantor related to the Litigation; and

(ii)                                  all of the Grantor’s intellectual property more particularly described as follows:

A.                                   all copyrights, copyright applications and like protections in each work of authorship or derivative work thereof of the Grantor, whether registered or unregistered, whether published or unpublished and whether or not constituting a trade secret;

B.                                     all patents and applications for patents of the Grantor, and the inventions and improvements therein disclosed, and any and all divisions, revisions, reissues and continuations, continuations-in-part, extensions, and reexaminations of said patents;

C.                                     all trademarks, trade names, corporate names, company names, domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of the Grantor, whether registered or unregistered;

D.                                    all agreements, whether written or oral, providing for the grant by or to the Grantor of any right under any of the foregoing;

E.                                      all renewals of any of the foregoing;

F.                                      all trade secrets, know-how and other proprietary information; works of authorship and other copyright works (including copyrights for computer programs), and all tangible and intangible property embodying the foregoing; inventions (whether or not patentable) and all improvements thereto; industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases, and other physical manifestations, embodiments or incorporations of any of the foregoing, and any licenses in any of the foregoing, and all other intellectual property and proprietary rights;

G.                                     all General Intangibles connected with the use of, or related to any of the foregoing (including, without limitation, all goodwill of the Grantor and its business, products and services appurtenant to, associated with, or symbolized by, any and all of the foregoing and the use thereof);

H.                                    all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations or dilutions thereof;

I.                                         the right to sue for past, present and future infringements, misappropriations, and dilutions of any of the foregoing; and

J.                                        all of the Grantor’s rights corresponding to any of the foregoing throughout the world.

(b)                                 Simultaneously with the execution and delivery of this Agreement, the Grantor shall execute, acknowledge, and deliver to the Secured Party an assignment of judgment in the form attached hereto as Exhibit B (the “Assignment”).

(c)                                  The Secured Party will hold the Assignment until the earlier of (i) the occurrence of an Event of Default; (ii) the date upon which the Grantor obtains a final, non-appealable judgment in the Litigation; (iii) the date the Secured Party deems it advisable in its reasonable discretion to file the Assignment if reasonably necessary to protect the Secured Party’s interests, at which time the Secured Party may file the Assignment with the court(s) before which the Litigation is pending (the “Court”).  The Secured Party will give the Grantor as much prior notice of filing the Assignment as is reasonably practicable under the circumstances.

Section 2.2                                      Security for Obligations.  The security interest created hereby in the Pledged Property constitutes continuing collateral security for all of the following obligations, whether now existing or hereinafter incurred (collectively, the “Obligations”):

any and all debts, liabilities, obligations, covenants and duties owing by the Grantor to the Secured Party, now existing or hereafter arising of every nature, type, and description, whether liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, or contingent, and whether or not evidenced by a note, guaranty or other instrument, and any amendments, extensions, renewals or increases thereof, including, without limitation, all those under (i) the Transaction Documents; (ii) any agreement or document related to the Transaction Documents; (iii) the Guaranty; or (iv) any other or related documents, and including any interest accruing thereon after insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-petition interest is allowed in such proceeding, and all costs and expenses of the Secured Party incurred in the enforcement, collection or otherwise in connection with any of the foregoing, including, but not limited to, reasonable attorneys’ fees and expenses and all obligations of the Grantor to the Secured Party to perform acts or refrain from taking any action.

ARTICLE 3.

ATTORNEY-IN-FACT; PERFORMANCE

Section 3.1.                                   Secured Party Appointed Attorney-In-Fact.

The Grantor hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, exercisable after and during the continuance of an Event of Default, from time to time in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to (a) receive and collect all instruments made payable to the Grantor representing any payments in respect of the Pledged Property or any part thereof and to give full discharge for the same; (b) demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine, and (c) to facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property to make payments directly to the Secured Party.

The foregoing power of attorney is a power coupled with an interest and shall be irrevocable until all Obligations are paid and performed in full.  The Grantor agrees that the powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Pledged Property and shall not impose any duty upon the Secured Party to exercise any such powers.

Section 3.2.                                   Secured Party May Perform.

If a Grantor fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Grantor under Section 8.3.

ARTICLE 4.

REPRESENTATIONS AND WARRANTIES

Section 4.1.                                   Authorization; Enforceability.

Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights or by the principles governing the availability of equitable remedies.

Section 4.2.                                   Ownership of Pledged Property.

The Grantor represents and warrants that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance (each, a “Lien”) except for Permitted Liens.  For purposes of this Agreement, “Permitted Liens” means: (1) the security interest created by this Agreement and/or the Intellectual Property Security Agreement by the Grantor in favor of the Secured Party of even date, (2) nonexclusive licenses and nonexclusive sublicenses, leases or subleases granted to other Persons not materially interfering with the conduct of the business of the Grantor; (3) Liens securing the reasonable attorneys’ fees and expenses incurred by the Grantor’s counsel in connection with the prosecution of the Litigation, including an attorneys’ charging lien in favor of Corbett, Steelman & Spector, a Professional Corporation; (4) the exclusive license to the Microarrays Synthesis and Assembly of Gene-Length Polynucleotides (Patent Application No.: 10/243,367; Patent No.: 7,323,320) granted to Codon Devices (f/k/a Synbio Corporation); and (5) the security interest in Electrochemical Solid Phase Synthesis of Polymers (Patent No.: 6,444,111) granted to Nanogen, Inc.

Section 4.3                                      Location of Pledged Property.

Any tangible portion of the Pledged Property is or will be kept at the address(es) of the Grantor set forth on the signature pages hereof, or such other locations as the Grantor has given the Secured Party written notice prior to the date hereof, and, unless otherwise provided herein, the Grantor will not remove any of the Pledged Property consisting of tangible assets from such locations without the prior written consent of the Secured Party which consent shall not be unreasonably withheld.

Section 4.4                                      Location, State of Incorporation and Name of Grantor.

The Grantor’s principal place of business, state of organization, organization identification number, and exact legal name is as set forth on the Grantor’s signature page to this Agreement.

Section 4.5                                      Priority of Security Interest.

The security interest granted to the Secured Party hereunder shall be a first priority security interest subject to no other Liens other than Permitted Liens.

ARTICLE 5.

DEFAULT; REMEDIES

Section 5.1                                      Method of Realizing Upon the Pledged Property: Other Remedies.

If any Event of Default shall have occurred which is not cured within fifteen (15) days of written notice by the Secured Party to the Grantor (other than with respect to an Event of Default described in Section 2(a)(ii) of the Convertible Debentures, for which there is no cure period):

(a)                                  The Secured Party may exercise in respect of the Pledged Property, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Pledged Property), and also may (i) take absolute control of the Pledged Property, including, without limitation, transfer into the Secured Party’s name or into the name of its nominee or nominees (to the extent the Secured Party has not theretofore done so) and thereafter receive, for the benefit of the Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Grantor to assemble all or part of the Pledged Property as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party that is reasonably convenient to both parties, and the Secured Party may enter into and occupy any premises owned or leased by the Grantor where the Pledged Property or any part thereof is located or assembled for a reasonable period in order to effectuate the Secured Party’s rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Pledged Property for sale, (A) sell the Pledged Property or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable and/or (B) lease, license or dispose of the Pledged Property or any part thereof upon such terms as the Secured Party may deem commercially reasonable.

The Grantor agrees that, to the extent notice of sale or any other disposition of the Pledged Property shall be required by law, at least ten (10) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Pledged Property is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale or other disposition of any Pledged Property regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Pledged Property may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer such Pledged Property to more than one offeree, and waives all rights that the Grantor may have to require that all or any part of such Pledged Property be marshaled upon any sale (public or private) thereof.  The Grantor hereby acknowledges that (i) any such sale of the Pledged Property by the Secured Party may be made without warranty, (ii) the Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Pledged Property.

(b)                                 The Grantor may immediately proceed to file the Assignment with the court and proceed to enforce all rights and remedies thereunder.

(c)                                  Any cash held by the Secured Party as Pledged Property and all cash proceeds received by the Secured Party in respect of any sale of or collection from, or other realization upon, all or any part of the Pledged Property shall be applied (after payment of any amounts payable to the Secured Party pursuant to Section 8.3 hereof) by the Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect, consistent with the provisions of the Securities Purchase Agreement.  Any surplus of such cash or cash proceeds held by the Secured Party and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(d)                                 In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the rate specified in the Convertible Debentures for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Secured Party to collect such deficiency.

(e)                                  The Grantor hereby acknowledges that if the Secured Party complies with any applicable state, provincial, or federal law requirements in connection with a disposition of the Pledged Property, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Pledged Property.

(f)                                    The Secured Party shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Pledged Property) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that the Grantor lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

Section 5.2                                      Duties Regarding Pledged Property.

The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party’s possession.

ARTICLE 6.

AFFIRMATIVE COVENANTS

So long as any of the Obligations shall remain outstanding, unless the Secured Party shall otherwise consent in writing:

Section 6.1.                                   Existence, Properties, Etc.

(a)                                  The Grantor shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain Grantor’s due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below); and (b) the Grantor shall not do, or cause to be done, any act impairing the Grantor’s corporate power or authority (i) to carry on the Grantor’s business as now conducted, and (ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements required by the Secured Party (which other loan instruments collectively shall be referred to as the “Loan Instruments”) to which it is or will be a party, or perform any of its obligations hereunder or thereunder.  For purpose of this Agreement, the term “Material Adverse Effect” shall mean any material and adverse effect as determined by Secured Party in its reasonable discretion, whether individually or in the aggregate, upon (a) the Grantor’s assets, business, operations, properties or condition, financial or otherwise; (b) the Grantor’s ability to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

Section 6.2.                                   Copies of Pleadings and Other Information.

The Grantor shall furnish to the Secured Party with (a) copies of all pleadings, briefs, and/or memoranda filed in the Litigation promptly upon the Grantor’s receipt or filing of the same, (b) monthly updates on the status of the Litigation, including notice of all briefing, hearing, and oral argument dates, and (c) such other information and financial data as the Secured Party may reasonably request.

Section 6.3.                                   Accounts and Reports.

The Grantor shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied (“GAAP”) and provide, at its sole expense, to the Secured Party the following:

(a)                                  as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, received respecting any of the indebtedness of the Grantor in excess of $500,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $500,000; and

(b)                                 within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of the Grantor, or submitted to or filed by the Grantor with any governmental authority involving or affecting (i) the Grantor that could reasonably be expected to have a Material Adverse Effect; (ii) the Obligations; (iii) any part of the Pledged Property; or (iv) any of the transactions contemplated in this Agreement or the Loan Instruments (except, in each case, to the extent any such submission, filing, report, financial statement, notice or other document is available on EDGAR).

Section 6.4.                                   Maintenance of Books and Records; Inspection.

The Grantor shall maintain its books, accounts and records in accordance with GAAP, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time during normal business hours and upon reasonable notice to visit and inspect any of its properties (including but not limited to the collateral security described in the Transaction Documents and/or the Loan Instruments), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof (it being agreed that, unless an Event of Default shall have occurred and be continuing, there shall be no more than two (2) such visits and inspections in any Fiscal Year).

Section 6.5.                                   Maintenance and Insurance.

(a)                                  The Grantor shall maintain or cause to be maintained, at its own expense, all of its material assets and properties in good working order and condition, ordinary wear and tear excepted, making all necessary repairs thereto and renewals and replacements thereof.

(b)                                 The Grantor shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which the Grantor deems reasonably necessary to the Grantor’s business, (i) adequate to insure all assets and properties of the Grantor of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Grantor; (iii) as may be required by the Transaction Documents and/or applicable law and (iv) as may be reasonably requested by Secured Party, all with financially sound and reputable insurers.

Section 6.6.                                   Contracts and Other Collateral.

The Grantor shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Grantor is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement, except to the extent the failure to so perform such obligations would not reasonably be expected to have a Material Adverse Effect.

Section 6.7.                                   Defense of Collateral, Etc.

The Grantor shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the Pledged Property, those assets and properties whose loss would reasonably be expected to have a Material Adverse Effect, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.  Further, the Grantor shall diligently prosecute the Litigation and take all prudent and advisable actions in connection with the same.

Section 6.8.                                   Taxes and Assessments.

The Grantor shall (a) file all material tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency (taking into account any extensions of the original due date), (b) pay and discharge all material taxes, assessments and governmental charges or levies imposed upon the Grantor, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all material taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Grantor in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto if and to the extent required by GAAP.

Section 6.9.                                   Compliance with Law and Other Agreements.

The Grantor shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Grantor is a party or by which the Grantor or any of its properties is bound, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

Section 6.10.                             Notice of Default.

The Grantor will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Pledged Property and the amount or an estimate of the amount of such loss or diminution. The Grantor shall promptly notify the Secured Party of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default, and promptly inform the Secured Party of any events or changes in the financial condition of the Grantor occurring since the date of the last financial statement of the Grantor delivered to the Secured Party, which individually or cumulatively when viewed in light of prior financial statements, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Grantor.  Without limiting the foregoing, the Grantor shall promptly notify the Secured Party with respect to any rulings that are adverse to the Grantor, remand to the trial court, further appeal, or any other material events, which occur in or in connection with the Litigation.

Section 6.11.                             Notice of Litigation.

The Grantor shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of $500,000, instituted by any persons against the Grantor, or affecting any of the assets of the Grantor, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Grantor on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Grantor.

Section 6.13.                             Future Subsidiaries.

If the Grantor shall hereafter create or acquire any subsidiary, simultaneously with the creation or acquisition of such subsidiary, the Grantor shall cause such subsidiary to become a party to this Agreement as an additional “Grantor” hereunder, and to duly execute and deliver a guaranty of the Obligations in favor of the Secured Party in form and substance reasonably acceptable to the Secured Party, and to duly execute and/or deliver such opinions of counsel and other documents, in form and substance reasonably acceptable to the Secured Party, as the Secured Party shall reasonably request with respect thereto.

Section 6.14.                             Changes to Identity.

The Grantor will (a) give the Secured Party at least 30 days’ prior written notice of any change in the Grantor’s name, identity or organizational structure, (b) maintain its jurisdiction of incorporation, organization or formation as set forth on its respective signature page attached hereto, and (c) immediately notify the Secured Party upon obtaining an organizational identification number, if on the date hereof the Grantor did not have such identification number.

Section 6.15.                             Establishment of Deposit Account, Dominion Account Agreements; Control.

Within thirty (30) days of the date hereof, the Grantor shall open a lock box account (the “Litigation Account”) into which it will deposit any and all of the proceeds of, and other funds received in connection with, the Litigation up to the aggregate amount of one-hundred five percent (105%) of the outstanding principal, plus all accrued interest, plus all interest that will accrue through the Maturity Date, owed to the Secured Party pursuant to the Convertible Debentures.  The Grantor, the Secured Party, and the applicable bank or depository institution shall enter into a deposit account agreement (“Deposit Account Agreement”) in the form of Exhibit C with respect to the Litigation Account providing dominion and control over the Litigation Account to the Secured Party such that upon notice by the Secured Party to such bank or depository institution of the occurrence of an Event of Default all actions under such account shall be taken solely at the Secured Party’s direction.

The Grantor shall have a valid and effective Deposit Account Agreement in place at all times with respect to the Litigation Account.

With respect to the Litigation Account, the Secured Party shall have the right, at any time and from time to time, to exercise its rights under such Deposit Account Agreement, including, for the avoidance of any doubt, the exclusive right to give instructions to the financial institution at which the Litigation Account is maintained as to the disposition of funds or other property on deposit therein or credited thereto.  The Secured Party hereby covenants and agrees that it will not send any such notice to the financial institution at which the Litigation Account is maintained directing the disposition of funds or other property therein unless and until the occurrence of an Event of Default.

In connection with the foregoing, the Grantor hereby authorizes and directs the bank or other depository institution which maintains the Litigation Account to pay or deliver to the Secured Party upon the Secured Party’s written demand thereof made at any time after the occurrence of an Event of Default has occurred the balance in the Litigation Account for application to the Obligations then outstanding.  The Grantor shall have no right to use the funds in the Litigation Account unless and until: (i) the Secured Party provides written authorization to use such funds; or (ii) the full and final payment of the Obligations.

The Grantor shall provide the Defendant in the Litigation a notice, in a form acceptable to the Secured Party in all respects, notifying the Defendant of this Agreement and the Secured Party’s interest in the Pledged Property and directing the Defendant to make any and all payments related to the Litigation directly to the Litigation Account until all Obligations are fulfilled.

Section 6.16                                Perfection of Security Interests.

(a)                                  Financing Statements.   The Grantor hereby irrevocably authorizes the Secured Party, at the sole cost and expense of the Grantor, at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) identify the Pledged Property, regardless of whether any particular asset comprised in the Pledged Property falls within the scope of Article 9 of the Code of such jurisdiction, and such identification of Pledged Property may be of an equal or lesser scope or with greater or lesser detail than such term is defined in this Agreement, and (b) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Pledged Property relates.  Grantor agrees to furnish any such information to the Secured Party promptly upon request.  Grantor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. The Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Secured Party and agree that they will not do so without the prior written consent of the Secured Party.  The Grantor acknowledges and agrees that this Agreement constitutes an authenticated record.

(b)                                 Possession.  The Grantor (i) shall have possession of the Pledged Property, except where expressly otherwise provided in this Agreement or where the Secured Party chooses to perfect its security interest by possession in addition to the filing of a financing statement; and (ii) will, where Pledged Property is in the possession of a third party, join with the Secured Party in notifying the third party of the Secured Party’s security interest and obtaining an acknowledgment from the third party that it is holding the Pledged Property for the benefit of the Secured Party.

(c)                                  Control.     In addition to the provisions set forth in Section 6.15 above, the Grantor will cooperate with the Secured Party in obtaining control with respect to the Pledged Property to the extent necessary to perfect the Secured Party’s interest in the same.

(d)                                 Chattel Paper; Marking of Chattel Paper. The Grantor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Secured Party indicating that the Secured Party has a security interest in the Chattel Paper.

(e)                                  Further Assurances. The Grantor shall, from and after the execution of this Agreement, execute and deliver to the Secured Party whatever additional documents, instruments, and agreements that the Secured Party may require in order to vest or perfect this Agreement and/or the other Transaction Documents and the collateral granted therein more securely in the Secured Party and to otherwise give effect to the terms and conditions of this Agreement, including without limitation any additional, amended, or replacement assignments of judgment as the Secured Party may require.

Section 6.17                                Notice of Commercial Tort Claims. If the Grantor shall at any time acquire a Commercial Tort Claim in addition to any Commercial Tort Claim included in the Pledged Property, the Grantor shall immediately notify the Secured Party in a writing signed by the Grantor which shall (a) provide brief details of said claim and (b) grant to the Secured Party a security interest in said claim and in the proceeds thereof, all upon the terms of this Agreement, in such form and substance satisfactory to the Secured Party.

ARTICLE 7.

NEGATIVE COVENANTS

So long as any of the Obligations shall remain outstanding, unless the Secured Party shall otherwise consent in writing the  covenants and agrees that it shall not:

Section 7.1.                                   Transfers, Liens and Encumbrances.

(a)                                  Sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Pledged Property, except as expressly permitted in this Agreement or in the Intellectual Property Security Agreement of even date herewith executed and delivered by the Grantor to the Secured Party.

(b)                                 Directly or indirectly make, create, incur, assume or permit to exist any Lien in, to or against any part of the Pledged Property.

Section 7.2.                                   Restriction on Redemption and Cash Dividends.

Directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Secured Party, except as expressly provided in the Securities Purchase Agreement.

Section 7.3.                                   Incurrence of Indebtedness.

Directly or indirectly, incur or guarantee, assume or suffer to exist any indebtedness, other than the indebtedness evidenced by the Convertible Debentures and other Permitted Indebtedness.  “Permitted Indebtedness” means: (i) indebtedness evidenced by Convertible Debentures; (ii) indebtedness described on the Disclosure Schedule to the Securities Purchase Agreement; (iii) indebtedness incurred solely for the purpose of financing the acquisition or lease of any equipment by the Grantor, including capital lease obligations with no recourse other than to such equipment;

(iv) indebtedness (A) the repayment of which has been subordinated to the payment of the Convertible Debentures on terms and conditions acceptable to the Secured Party, including with regard to interest payments and repayment of principal, (B) which does not mature or otherwise require or permit redemption or repayment prior to or on the 91st day after the maturity date of any Convertible Debentures then outstanding; and (C) which is not secured by any assets of the Grantor; (v) indebtedness solely between the Grantor and/or one of its domestic subsidiaries, on the one hand, and the Grantor and/or one of its domestic subsidiaries, on the other which indebtedness is not secured by any assets of the Grantor or any of its subsidiaries, provided that (x) in each case a majority of the equity of any such domestic subsidiary is directly or indirectly owned by the Grantor, such domestic subsidiary is controlled by the Grantor and such domestic subsidiary has executed a security agreement in the form of this Agreement and (y) any such loan shall be evidenced by an intercompany note that is pledged by the Grantor or its subsidiary, as applicable, as collateral pursuant to this Agreement; (vi) reimbursement obligations in respect of letters of credit issued for the account of the Grantor or any of its subsidiaries for the purpose of securing performance obligations of the Grantor or its subsidiaries incurred in the ordinary course of business so long as the aggregate face amount of all such letters of credit does not exceed $1,000,000 at any one time; and (vii) renewals, extensions and refinancing of any indebtedness described in clauses (i) or (iii) of this subsection.

Section 7.4.                                   Places of Business.

Change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party, unless such change in location is to a different location within the United States and the Grantor provides notice to the Secured Party of new location within 10 days’ of such change in location.

ARTICLE 8.

MISCELLANEOUS

Section 8.1.                                   Notices.

All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on:  (a) the date of delivery, if delivered in person or by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

If to the Secured Party:	YA Global Investments, L.P.
101 Hudson Street-Suite 3700
Jersey City, New Jersey 07302
	Attention:	Mark Angelo
Portfolio Manager
	Telephone:	(201) 986-8300
	Facsimile:	(201) 985-8266

With a copy to:	David Gonzalez, Esq.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302
	Telephone:	(201) 985-8300
	Facsimile:	(201) 985-8266

If to the Grantor:	CombiMatrix Corporation
6500 Harbour Heights Parkway – Suite 303
Mukilteo, WA 98275
	Attention:	Dr. Amit Kumar
Scott Burell
Mike Vrbanac
	Telephone:	(425) 493-2000
	Facsimile:	(425) 493-2010

With a copy to:	Holland & Knight LLP
2300 US Bancorp Tower
111 SW Fifth Avenue
Portland, Oregon 97204
	Attention:	Mark A. von Bergen and David Wang
	Telephone:	(503) 243-2300
	Facsimile:	(503) 241-8014

If to any other Grantor	To the address listed on the respective signature pages attached hereto

Any party may change its address by giving notice to the other party stating its new address.  Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party’s address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

Section 8.2.                                   Severability.

If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

Section 8.3.                                   Expenses.

In the event of an Event of Default, the Grantor will pay to the Secured Party the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with:

(i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (iii) the failure by the Grantor to perform or observe any of the provisions hereof.

Section 8.4.                                   Waivers, Amendments, Etc.

The Secured Party’s delay or failure at any time or times hereafter to require strict performance by the Grantor of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith.  Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type.  None of the undertakings, agreements and covenants of the Grantor contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party in the case of any such waiver, and signed by the Secured Party and the Grantor in the case of any such amendment, change or modification.  Further, no such document, instrument, and/or agreement purported to be executed on behalf of the Secured Party shall be binding upon the Secured Party unless executed by a duly authorized representative of the Secured Party.

Section 8.5.                                   Continuing Security Interest.

This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect so long as any of the Obligations shall remain outstanding; (ii) be binding upon the Grantor and its successors and assigns; and (iii) inure to the benefit of the Secured Party and its successors and assigns.  Upon the payment or satisfaction in full of the Obligations, this Agreement and the security interest created hereby shall terminate, the Assignment shall be terminated, returned, and/or assigned to the Grantor, as applicable, and, in connection therewith, the Grantor shall be entitled to the return, at its expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof and the Secured Party shall deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

Section 8.6.                                   Independent Representation.

Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

Section 8.7.                                   Applicable Law:  Jurisdiction.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.  The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph, provided, however, that nothing herein shall prevent the Secured Party from enforcing its rights and remedies (including, without limitation, by filing a civil action) with respect to the Pledged Property and/or the Grantor in any other jurisdiction in which the Pledged Property and/or the Grantor may be located.

Section 8.8.                                   Waiver of Jury Trial.

AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE GRANTOR, THE GRANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

Section 8.9                                      Right of Set Off.

The Grantor hereby grants to the Secured Party, a lien, security interest and right of setoff as security for all liabilities and obligations to the Secured Party, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Secured Party or any of its affiliates, or any entity under the control of the Secured Party, or in transit to any of them. At any time, without demand or notice, the Secured Party may set off the same or any part thereof and apply the same to any liability or obligation of the Grantor even though unmatured and regardless of the adequacy of any other collateral securing the Obligations.  ANY AND ALL RIGHTS TO REQUIRE THE SECURED PARTY TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GRANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

Section 8.10                                Counterparts; Facsimile Signatures.

This Agreement may be executed and delivered by exchange of facsimile signatures of the Secured Party and the Grantor, and those signatures need not be affixed to the same copy.  This Agreement may be executed in any number of counterparts.

Section 8.11                                Entire Agreement.

This Agreement and the other documents or agreements delivered in connection herewith contain the entire understanding among the parties and supersede any prior agreement or understanding among them with respect to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

GRANTOR:
COMBIMATRIX CORPORATION

By:	/s/ AMIT KUMAR
Name:	Amit Kumar
Title:	CEO

Jurisdiction of Incorporation, Organization or Formation: Delaware

Organizational ID: 47-0899439

COMBIMATRIX MOLECULAR DIAGNOSTICS, INC.

By:	/s/ AMIT KUMAR
Name:	Amit Kumar
Title:	Chairman of the Board

Jurisdiction of Incorporation, Organization or Formation: California

Organizational ID: 20-2739971

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

SECURED PARTY:
YA GLOBAL INVESTMENTS, L.P.

By:	Yorkville Advisors, LLC
Its:	Investment Manager

By:	/s/ MARK ANGELO
Name:	Mark Angelo
Title:	Portfolio Manager

EXHIBIT A

DEFINITION OF PLEDGED PROPERTY

All of the present and future right, title and interest of the Grantor in and to the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Code):

1.                                       That certain civil action entitled Acacia Research Corp., et al. v. National Union Fire Ins. Co. of Pittsburgh, PA (the “Defendant”), Case No. CV 05-501-PSG-MLG, (the “Litigation”) pending before the United States District Court for the Central District of California, Western Division and on appeal to the United States Court of Appeals for the Ninth Circuit, including without limitation, wherever located and whether now or hereinafter existing, any and all claims, contracts, contract rights, judgments, choses in action, Commercial Tort Claims, General Intangibles, Accounts, books and records, Deposit Accounts, Instruments, Cash Proceeds, money, proceeds of insurance, and/or any other asset including without limitation all Proceeds, products and Supporting Obligations thereof owned by the Grantor related to the Litigation; and

2.                                       All of the Grantor’s intellectual property more particularly described as follows:

a.                                     all copyrights, copyright applications and like protections in each work of authorship or derivative work thereof of the Grantor, whether registered or unregistered, whether published or unpublished and whether or not constituting a trade secret;

b.                                    all patents and applications for patents of the Grantor, and the inventions and improvements therein disclosed, and any and all divisions, revisions, reissues and continuations, continuations-in-part, extensions, and reexaminations of said patents;

c.                                     all trademarks, trade names, corporate names, Grantor names, domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of the Grantor, whether registered or unregistered;

d.                                    all agreements, whether written or oral, providing for the grant by or to the Grantor of any right under any of the foregoing;

e.                                     all renewals of any of the foregoing;

f.                                         all trade secrets, know-how and other proprietary information; works of authorship and other copyright works (including copyrights for computer programs), and all tangible and intangible property embodying the foregoing; inventions (whether or not patentable) and all improvements thereto; industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases, and other physical manifestations, embodiments or incorporations of any of the foregoing, and any licenses in any of the foregoing, and all other intellectual property and proprietary rights;

g.                                      all General Intangibles connected with the use of, or related to any of the foregoing (including, without limitation, all goodwill of the Grantor and its business, products and services appurtenant to, associated with, or symbolized by, any and all of the foregoing and the use thereof);

h.                                      all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations or dilutions thereof;

i.                                          the right to sue for past, present and future infringements, misappropriations, and dilutions of any of the foregoing; and

j.                                          all of the Grantor’s rights corresponding to any of the foregoing throughout the world.

EXHIBIT B

ACKNOWLEDGEMENT OF ASSIGNMENT OF JUDGMENT

For value received, CombiMatrix Corporation (the “Assignor”) whose address is 6500 Harbour Heights Parkway Suite 303 Mukilteo, Washington 98275  transfers to YA Global Investments, L.P. (the “Assignee”), whose address is 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07303, all of Assignor’s right and interest in and to that certain judgment, recovered by Assignor on March 1, 2008, as amended on May 22, 2008, entered as docket numbers 168 and 201-2 in the United States District Court for the Central District of California, Western Division, Case No. SA CV 05-501-PSG (MLGx), against National Union Fire Insurance Company of Pittsburgh, PA, for the principal sum of thirty-five million six-hundred thirty-five thousand eight hundred twenty-two dollars and sixty-six cents ($35,635,822.66) plus interest of 2.04% on all unpaid sums, compounded annually, from March 1, 2008, until the date of payment.

The judgment is assigned subject only to liens securing the reasonable attorneys’ fees and expenses incurred by the Assignor’s counsel in connection with the prosecution of the above-referenced case, including an attorneys’ charging lien in favor of Corbett, Steelman & Spector, a Professional Corporation.

Assignor appoints Assignee as Assignor’s attorney-in-fact with power to demand and receive satisfaction of the assigned judgment, and grants Assignee the right, in the name of the Assignor, to sue or to take any other legal action that may be necessary to enforce the judgment.

This assignment shall inure to the benefit of Assignee and Assignee’s heirs, successors, assigns, and legal representatives.

Dated: July 10, 2008

[Remainder of Page Intentionally Blank]

EXECUTED AND ACKNOWLEDGED BY:

COMBIMATRIX CORPORATION

/s/ AMIT KUMAR
Name:	Amit Kumar
Title: CEO

STATE OF WASHINGTON

County of Snohomish,

On this 10th day of July, 2008, before me, the undersigned notary public, personally appeared Amit Kumar as CEO of CombiMatrix Corporation as aforesaid, proved to me through satisfactory evidence of identification, which was his driver’s license to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ LANA H. COX
(official signature and seal of notary)

My commission expires:	4/29/2011

EXHIBIT C

FORM OF DEPOSIT ACCOUNT AGREEMENT